Item G.1.a.i.

FOR COLUMBIA FLOATING RATE FUND:

Columbia Floating Rate Fund (the “Fund”) is one of several defendants to an adversary bankruptcy proceeding captioned Official Committee of Unsecured Creditors of TOUSA, Inc., et al. v. Citicorp North America, Inc., et al. (the “Lawsuit”), (In re TOUSA, Inc., et al.), pending in the U.S. Bankruptcy Court, Southern District of Florida (the “Bankruptcy Court”). The Fund and several other defendants (together the “Senior Transeastern Defendants”) were lenders to parties involved in a joint venture with TOUSA, Inc. (“TOUSA”) on a $450 million Credit Agreement dated as of August 1, 2005 (the “Credit Agreement”). In 2006, the administrative agent under the Credit Agreement brought claims against TOUSA alleging that certain events of default had occurred under the Credit Agreement thus triggering the guaranties (the “Transeastern Litigation”). On July 31, 2007, TOUSA and the Senior Transeastern Defendants reached a settlement in the Transeastern Litigation pursuant to which the Fund (as well as the other Senior Transeastern Defendants) released its claims and was paid $1,052,271. To fund the settlement, TOUSA entered into a $500 million credit facility with new lenders secured by liens on the assets of certain of TOUSA’s subsidiaries. On January 29, 2008, TOUSA and certain of its subsidiaries filed voluntary petitions for relief under Chapter 11 of the Bankruptcy Code. In August 2008, the Committee of Unsecured Creditors of TOUSA (“Committee”) filed the Lawsuit, seeking as to the Fund and the other Senior Transeastern Defendants a return of the money the Senior Transeastern Defendants received as part of the Transeastern Litigation settlement. The Lawsuit went to trial in July 2009, and the Bankruptcy Court ordered the Fund and the other Senior Transeastern Defendants to disgorge the money they received in settlement of the Transeastern Litigation. The Senior Transeastern Defendants, including the Fund, appealed the Bankruptcy Court’s decision to the District Court for the Southern District of Florida (the “District Court”). To stay execution of the judgment against the Fund pending appeal, the Fund deposited $1,327,620 with the Bankruptcy Court clerk of court. After multiple proceedings regarding the appeal, on or about December 19, 2017, a settlement was reached, whereby it was agreed that $538,524 plus interest of the cash collateral posted to the Court would be returned to the Fund. On January 12, 2018, the Court approved the settlement. On March 15, 2018, the agreed to cash collateral was returned to the Fund.

Document Number: 320212	Version: 1
Document Name: N-SAR 77E for Floating Rate - July 2011